Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of BioLineRx Ltd. of our report dated March 31, 2025 relating to the financial statements, which appears in BioLineRx Ltd.'s Annual Report on Form 20-F for the year ended December 31, 2024.

Tel-Aviv, Israel January 23, 2026	/s/ Kesselman & Kesselman Certified Public Accountants (Isr.) A member firm of PricewaterhouseCoopers International Limited